UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2013

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-5465	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On September 12, 2013, Steel Partners Holdings L.P., a Delaware corporation (the “Registrant”), following a competitive bidding process, notified Grant Thornton LLP ("GT") that the Registrant was dismissing GT as its independent registered public accounting firm effective immediately. The Audit Committee of the Board of Directors of Steel Partners Holdings GP, Inc., as General Partner of the Registrant, approved the dismissal.

The reports of GT on the financial statements of the Registrant for the years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2012 and 2011 and through September 12, 2013, there have been no:

(i) disagreements with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or
(ii) "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided GT with a copy of this Form 8-K, and has requested that GT furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 13, 2013, indicating that GT is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On September 12, 2013, the Registrant engaged BDO USA LLP ("BDO") as the Registrant's independent registered public accountant effective immediately. The engagement was approved by the Audit Committee of the Board of Directors of Steel Partners Holdings GP, Inc., as General Partner of the Registrant, and was made after a competitive bidding process and evaluation. During the Registrant's two most recent fiscal years and the subsequent interim period through September 12, 2013, the Registrant did not consult BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2). During such periods, BDO has been the independent registered public accounting firm for Steel Excel, Inc. and its subsidiaries, a consolidated, majority owned subsidiary of the Registrant.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibits
16.1	Letter of Grant Thornton dated September 13, 2013 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 13, 2013	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Chief Financial Officer

Exhibits

Exhibit No.	Exhibits
16.1	Letter of Grant Thornton dated September 13, 2013 to the Securities and Exchange Commission regarding statements included in this Form 8-K.